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                                                                    EXHIBIT 99.3


            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Robert L. Waltrip, state and attest that:

         (1) To the best of my knowledge, based on a review of the covered reports of Service Corporation International listed below, and except as supplemented or corrected in a subsequent covered report:

               o No covered report contained an untrue statement of a material fact as of the end of the period covered by that report (or, in the case of the reports on Form 8-K or definitive proxy materials, as of the date on which they were filed);

               o No covered report omitted to state a material fact necessary to make statements in that report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by that report (or in the case of the reports on Form 8-K or definitive proxy materials, as of the date on which they were filed).

         (2) I have reviewed the contents of this statement with our Audit Committee.

         (3) In this statement under oath, each of the following reports is a "covered report":

               o Annual Report on Form 10-K for the year ended December 31, 2001;
               o Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 2002;
               o    Definitive proxy materials filed on April 12, 2002;
               o The following Current Reports on Form 8-K of Service Corporation International:

                    (i)    Current Report on Form 8-K, filed January 16, 2002
                    (ii)   Current Report on Form 8-K, filed July 12, 2002
                    (iii)  Current Report on Form 8-K, filed July 17, 2002
                    (iv)   Current Report on Form 8-K, filed July 25, 2002
                    (v)    Current Report on Form 8-K, filed August 8, 2002


/s/ Robert L. Waltrip
-----------------------------                 Subscribed and sworn to before me
Robert L. Waltrip                             this 14th day of August 2002.
August 14, 2002
                                              /s/ Janet Key
                                              ---------------------------------
                                              Notary Public

                                              My Commission Expires:
                                              November 17, 2004